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                                                                   EXHIBIT 10.68

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                                 TRUST AGREEMENT

                                     BETWEEN

                 ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2002 LLC
                                   TRANSFEROR

                                       AND

                            WILMINGTON TRUST COMPANY
                                  OWNER TRUSTEE

                          DATED AS OF NOVEMBER 26, 2002

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     TRUST AGREEMENT, dated as of November 26, 2002 between Alliance Laundry
Equipment Receivables 2002 LLC, a Delaware limited liability company, as Transferor, and Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee.

     The Transferor and the Owner Trustee hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1. Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in Part I of Appendix A to the Pooling and Servicing Agreement of even date herewith, among the Transferor, the Servicer and the Trust (as it may be amended and supplemented from time to time, the "Pooling and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this Trust Agreement as it may be amended and supplemented from time to time, the Exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
                                  ORGANIZATION

     SECTION 2.1. Name. The Trust created hereby shall be known as "Alliance Laundry Equipment Receivables Trust 2002-A" in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

     SECTION 2.2. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Registered Owners of the Trust (as such term is defined in Section 3.1(a) herein) and the Transferor.

     SECTION 2.3. Purposes and Powers. The purpose of the Trust is to engage in the following activities:

          (i) to execute and deliver the Basic Documents to which the Trust is a party and carry out the terms of such Basic Agreements;

          (ii) to acquire, manage and hold the Loans and the Receivables;

          (iii) to issue the Notes pursuant to the Indenture and to sell, transfer or exchange the Notes;

          (iv) to acquire property and assets from the Transferor pursuant to the Pooling and Servicing Agreement, to make payments or distributions to the Securityholders, to make deposits into and withdrawals from the Reserve Account and other accounts

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     established pursuant to the Basic Documents and to pay the organizational, start-up and transactional expenses of the Trust;

          (v) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the terms of the Indenture and to hold, manage and distribute to the Registered Owners pursuant to the terms of this Agreement and the Pooling and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

          (vi) to enter into and perform its obligations and exercise its rights under the Basic Documents to which it is to be a party;

          (vii) to engage in those activities, including entering into agreements, that are necessary, suitable, desirable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of payments or distributions to the Securityholders.

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     Section 2.4. Limitations on the Trust's Powers. This Section 2.4 is being adopted in order to comply with certain provisions required in order to qualify the Trust as a "special purpose" entity. The Trust shall not engage in any business or activity other than as set forth in Section 2.3 hereof.

          (i) The Trust shall not incur (x) any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances, (y) any obligations constituting capitalized lease obligations or the deferred purchase price of property or (z) any obligations to guarantee or secure with a lien upon property of the Trust (other than a lien created in connection with a sale of property) any such indebtedness or obligations of another person, other than any indebtedness and other liabilities and obligations arising under the Basic Documents ("Permitted Indebtedness")

          (ii) The Trust shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Trust shall not be required to preserve any such right or franchise if the Owner Trustee, at the written direction of the Registered Owners, shall determine that the preservation thereof is no longer desirable for the conduct of the trust and that the loss thereof is not disadvantageous in any material respect to the Control Party and the Registered Owners. In accordance with its obligations under the Administration Agreement, the Administrator shall ensure compliance by the Trust with the provisions of this Section 2.4, including those requirements identified in paragraphs (A) through (S) below. The Trust shall also:

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               (A) maintain its own separate books and records and bank accounts including preparation of separate financial statements;

               (B) at all times hold itself out to the public as a legal entity separate from and not a division of the Transferor;

               (C) file its own tax returns, if any, as may be required under applicable law, to the extent (a) not part of a consolidated group filing a consolidated return or returns or (b) not treated as a division for tax purposes of another taxpayer or otherwise disregarded for tax purposes, and pay any taxes so required to be paid under applicable law;

               (D) except as contemplated by the Basic Documents, not commingle its assets with assets of any other Person;

               (E) conduct its business in its own name;

               (F) pay its own liabilities only out of its own funds;

               (G) maintain an arm's length relationship with its Affiliates;

               (H) pay the salaries of its own employees and maintain a sufficient number of employees in light of its contemplated business operations, if any;

               (I) not hold out its credit or assets as being available to satisfy the obligations of others nor guarantee or become obligated for the debts of any other entity (except as contemplated by the Basic Documents);

               (J) allocate fairly and reasonably any overhead for shared office space;

               (K) use separate stationery, invoices and checks;

               (L) not pledge its assets for the benefit of any other Person, except as contemplated by the Basic Documents;

               (M) correct any known misunderstanding regarding its separate identity;

               (N) maintain adequate capital in light of its contemplated business purposes transactions and liabilities;

               (O) observe any applicable formalities required by the Statutory Trust Statute;

               (P) not acquire any obligations or securities or other ownership interests of any Affiliate (except as contemplated by the Basic Documents); and

               (S) cause the Owner Trustee, agents and other representatives of the

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          Trust to act at all times with respect to the Trust consistently and in furtherance of the foregoing and in the best interest of the beneficiaries of the Trust.

Failure of the Trust to comply with any of the covenants set forth in this
Section 2.4 shall not affect the status of the Trust as a separate legal entity from the Transferor.

     SECTION 2.5. Appointment of Owner Trustee. The Transferor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and in the Statutory Trust Statute.

     SECTION 2.6. Initial Capital Contribution of Owner Trust Estate. The Transferor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate. The Transferor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION 2.7. Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions and obligations set forth herein and in the Pooling and Servicing Agreement for the use and benefit of the Registered Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. The rights of the Registered Owners shall be determined as set forth herein and in the Statutory Trust Statute and the relationship between the parties hereto created by this Agreement shall not constitute indebtedness for any purpose. It is the intention of the parties hereto that, solely for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by, or based upon gross or net income, the Trust shall be treated as a division or branch of the Originator or as a grantor trust of which the Originator shall be the grantor and the owner (as described in Section 671 of the Code and the regulations thereunder). The parties agree that, unless otherwise required by appropriate tax authorities, the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a division or branch of the Originator or as a grantor trust for such tax purposes.

     SECTION 2.8. Liability of the Registered Owners. No Registered Owner shall have any personal liability for any liability or obligation of the Trust except as may be provided in this Agreement.

     SECTION 2.9. Title to Trust Property. Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

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     SECTION 2.10. Situs of Trust. The Trust shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in Delaware or New York, and payments and distributions shall be made by the Trust only from Delaware or New York. The only office of the Trust shall be the Corporate Trust Office in Delaware.

     SECTION 2.11. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Owner Trustee that:

          (a) The Transferor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and legal right to acquire and own the Loans and Receivables.

          (b) The Transferor has the power and authority to execute and deliver this Agreement and to carry out its terms, the Transferor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Trust and the Transferor has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Transferor by all necessary limited liability company action.

          (c) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents), or violate any law or, to the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or any of its properties.

          (d) This Agreement, when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) There are no proceedings or, to the Seller's knowledge, investigations pending or, to the Seller's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over

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the Seller or its properties (i) asserting the invalidity of this Agreement,
(ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

                                   ARTICLE III
                              THE REGISTERED OWNERS

     SECTION 3.1. Registration: Registration of Transfer of Beneficial
Interests.

          (a) The Trust shall keep or cause to be kept, at the office maintained pursuant to Section 2.10, a register or registers (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the name and address of each of the beneficial interest holders of the Trust (each, a "Registered Owner", and collectively, the "Registered Owners") and of transfers of such beneficial interests of the Trust as provided herein. The Owner Trustee shall be the initial Registrar. In the event that the Owner Trustee is not the Registrar and the Registrar resigns, the Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Registrar. Beneficial interests in the Trust shall be uncertificated, and the Transferor shall be the sole beneficial owner of the Trust on the Closing Date.

          (b) The initial Registered Owners may at any time, with the consent of the Control Party, sell, transfer, convey or assign in any manner their respective rights to and interests in the Trust, provided that certain conditions are satisfied, including: (i) such action will not result in a reduction or withdrawal of the rating of the Notes, (ii) the Registered Owners provide to the Owner Trustee and the Indenture Trustee an opinion of independent counsel that such action will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation for Federal income tax purposes, (iii) such transferee or assignee agrees to take positions for tax purposes consistent with the tax positions agreed to be taken by the Registered Owners and (iv) the conditions set forth in Section 9.11 have been satisfied. In addition, no transfer of a beneficial interest in the Trust shall be registered unless the transferee shall have provided to the Owner Trustee and the Registrar an opinion of counsel that in connection with such transfer no registration of the interest intended to be so transferred is required under the Securities Act or applicable state law or that such transfer is otherwise being made in accordance with all applicable federal and state securities laws.

     SECTION 3.2. Access to List of Names and Addresses of Registered Owners. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Transferor, within fifteen (15) days after receipt by the Owner Trustee of a request therefor from the Servicer or the Transferor in writing, a list, in such form as the Servicer or the Transferor may reasonably require, of the names and addresses of the Registered Owners as of the most recent Record Date. Each Registered Owner shall be deemed to have agreed not to hold any of the Servicer, the Transferor or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

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     SECTION 3.3. Maintenance of Corporate Trust Office. The Owner Trustee shall maintain in Wilmington, Delaware, an office or offices or agency or agencies where notices and demands to or upon the Owner Trustee in respect of the Registered Owner and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its principal office for such purposes. The Owner Trustee shall give prompt written notice to the Transferor and to the Registered Owners of any change in the location of the Register or any such office or agency.

     SECTION 3.4. Appointment of Paying Agent. The Paying Agent shall make distributions to Registered Owners pursuant to Section 5.1 and shall report the amounts of such distributions to the Owner Trustee. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Owner Trustee and any co-paying agent chosen by the Owner Trustee. The Owner Trustee may resign as Paying Agent and appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for distribution to the Registered Owner in trust for the benefit of the Registered Owners entitled thereto until such sums shall be paid to such Registered Owners. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 6.3, 6.6, 6.7, 6.8 and 6.9 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     SECTION 3.5. Transferor as Registered Owner. The Transferor in its individual or any other capacity may become the owner or pledgee of the beneficial interest and may otherwise deal with the Owner Trustee or its Affiliates as if it were not the Transferor.

                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

     SECTION 4.1. Prior Notice to Registered Owner with Respect to Certain Matters. The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Registered Owners in writing of the proposed action at least thirty (30) days before the taking of such action, and (ii) no Registered Owner shall have notified the Owner Trustee in writing prior to the thirtieth (30th) day after such notice is given that such Registered Owner have withheld consent or provided alternative direction:

          (a) the election by the Trust to file an amendment to the Certificate of Trust, a conformed copy of which is attached hereto as Exhibit A, unless such amendment is required under the Statutory Trust Statute;

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          (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of the Control Party or any Noteholder is required;

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of the Control Party or any Noteholder is not required and such amendment materially adversely affects the interests of the Registered Owners;

          (d) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Registered Owners;

          (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Registrar of its obligations under the Indenture or this Agreement, as applicable; or

          (f) the amendment of the Pooling and Servicing Agreement in circumstances where the consent of the Control Party or any Noteholder is required.

     SECTION 4.2. Action by Registered Owners with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of the (a) Registered Owners, with the consent of the Control Party, to remove the Administrator under the Administration Agreement pursuant to Section 10 thereof,
(b) Registered Owners, with the consent of the Control Party, to appoint a successor Administrator pursuant to Section 10 of the Administration Agreement,
(c) Control Party, to remove the Servicer under the Pooling and Servicing Agreement pursuant to Section 8.02 thereof, (d) Control Party, except as expressly provided in the Basic Documents, to sell the Loans or Receivables or any interest therein prior to the termination of the Indenture, (e) Registered Owners, with the consent of the Control Party, to initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, (f) Registered Owner, with the consent of the Control Party, to authorize the merger, consolidation or conversion of the Trust with or into any other statutory trust or entity, (g) Registered Owner, with the consent of the Control Party, to amend the Certificate of Trust or (h) Registered Owners, with the consent of the Control Party, to initiate any claim or lawsuit by the Trust (other than an action to collect on a Receivable or an action by the Indenture Trustee pursuant to the Indenture) or to compromise any action, claim or lawsuit brought by or against the Trust (other than an action to collect on a Receivable or an action by the Indenture Trustee pursuant to the Indenture). The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Registered Owners. If the consent of the Control Party is required, such consent shall be obtained by the Registered Owners and provided to the Owner Trustee.

     SECTION 4.3. Action with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of the Control Party and the unanimous approval of the Independent Managers of the Transferor.

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     SECTION 4.4. Restrictions on Power of Registered Owners. The Registered
Owners shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Sections 2.3 or 2.4, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION 4.5. Majority Control. Except as expressly provided herein, any action that may be taken or consent that may be given or withheld by the Registered Owners under this Agreement shall be effective if such action is taken or such consent is given or withheld by the Holders of a majority of the beneficial interests in the Trust outstanding as of the close of the preceding Distribution Date. Except as expressly provided herein, any written notice, instruction, direction or other document of the Registered Owners delivered pursuant to this Agreement shall be effective if signed by those Registered Owners holding not less than a majority of the beneficial interests in the Trust at the time of the delivery of such notice.

                                    ARTICLE V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1. Application of Trust Funds.

          (a) On each Purchase Date, the Owner Trustee shall cause the Trust to borrow the maximum amount permitted under the Indenture and the Note Purchase Agreement as of such Purchase Date and distribute all such in amounts to the Registered Owner.

          (b) On each Distribution Date, subject to the prior payment of all fees, expenses and indemnities due and unpaid, the Owner Trustee shall (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) distribute to the Registered Owners, on a pro rata basis, amounts released to the Trust pursuant to the Indenture.

          (c) On each Distribution Date, the Owner Trustee shall send to each Registered Owners the statement described in Section 5.08(a) of the Pooling and Servicing Agreement and Section 8.2 of the Indenture.

          (d) If any withholding tax is imposed on the Trust's distributions (or allocations of income) to a Registered Owner, such tax shall reduce the amount otherwise distributable to the Registered Owner in accordance with this Section
5.1. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Registered Owner sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Registered Owner shall be treated as cash distributed to such Registered Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Registered Owner), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this subsection 5.1(c). If a Registered Owner wishes to apply for a refund of

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any such withholding tax, the Owner Trustee shall reasonably cooperate with such
Registered Owner in making such claim so long as such Registered Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     SECTION 5.2. Method of Payment. Subject to Section 7.1(c), distributions required to be made to Registered Owners shall be made to each Registered Owner of record on the related Record Date (i) by wire transfer, in immediately available funds, to the account of such Registered Owner at a bank or other entity having appropriate facilities therefor or, where possible, by infra-bank book entry credit, if such Registered Owner shall have provided to the Registrar appropriate written instructions at least five (5) Business Days prior to such Record Date and the distribution required to be made to such Registered Owner exceeds $100,000 or (ii) by check mailed to such Registered Owner at the address of such Registered Owner appearing in the Register.

     SECTION 5.3. Accounting and Reports to the Registered Owners, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on the basis of a fiscal year ending December 31 on the accrual method of accounting, (b) deliver to each Registered Owner, as may be required by the Code and applicable Treasury Regulations or otherwise, such information as may be required to enable each Registered Owner to prepare its federal income tax returns, (c) file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a division or branch of the Originator or as a grantor trust (as described in Section 671 of the Code) for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with subsection 5.1(c) with respect to income or distributions to Registered Owners.

     SECTION 5.4. Signature on Returns. The Owner Trustee shall sign on behalf of the Trust any and all tax returns of the Trust, unless applicable law requires a Registered Owner to sign such documents, in which case such documents shall be signed by the Transferor.

                                   ARTICLE VI
                                THE OWNER TRUSTEE

     SECTION 6.1. Duties of Owner Trustee.

          (a) The Owner Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement, the Pooling and Servicing Agreement and the other Basic Documents, including the administration of the Trust in the interest of the Registered Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement and the Pooling and Servicing Agreement. No implied covenants or obligations shall be read into this Agreement, the Pooling and Servicing Agreement or any other Basic Document against the Owner Trustee.

          (b) Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the

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extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. The Owner Trustee shall not be obligated to monitor the performance of the Administrator.

          (c) In the absence of bad faith on its part, the Owner Trustee may conclusively rely upon certificates or opinions furnished to the Owner Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Owner Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

          (d) The Owner Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

          (i) this subsection 6.1(d) shall not limit the effect of subsection 6.1(a) or (b):

          (ii) the Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts; and

          (iii) the Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.1, 4.2 or 6.4 or any other provision of this Agreement or in accordance with any Basic Document.

          (e) Subject to Section 5.1, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Pooling and Servicing Agreement and the other Basic Documents and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

          (f) The Owner Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of a Responsible Officer of the Owner Trustee, result in the Trust's becoming taxable as a corporation for federal income tax purposes.

          (g) The Registered Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.1.

     SECTION 6.2. Rights of Owner Trustee. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in such form as the Transferor shall approve as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents.

The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

     SECTION 6.3. Acceptance of Trusts and Duties. Except as otherwise provided in this Article VI, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement. The Owner Trustee shall not be liable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own grossly negligent action, its own grossly negligent failure to act or its own willfull misconduct or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.6 and expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Loan or Receivable or the perfection and priority of any security interest created by any Loan in any Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the distributions and payments to be made to Registered Owners under this Agreement or to Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Equipment; the existence and enforceability of any insurance thereon; the existence and contents of any Loan on any computer or other record thereof; the validity of the assignment of any Loan to the Trust or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Transferor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Registered Owner;

          (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or any amounts payable with respect to the beneficial interests in the Trust;

          (e) the Owner Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Transferor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, the Notes or of any Loans or Receivables or any related documents, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Registered Owner, other than as expressly provided for herein and in the Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee, the Transferor or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Servicer under the Pooling and Servicing Agreement or the Originator under the Purchase Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Registered Owners, unless such Registered Owner have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     SECTION 6.4. Action upon Instruction by Registered Owners.

          (a) Subject to Section 4.4, the Registered Owners may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Registered Owners pursuant to Section 4.5.

          (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the Basic Documents, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Registered Owners requesting instruction as to the course of action to be adopted, and, to the extent the Owner Trustee acts in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instructions within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the Basic Documents, and as it shall deem to be in the best interests of the Registered Owners, and the Owner Trustee shall have no liability to any Person for any such action or inaction.

     SECTION 6.5. Furnishing of Documents. The Owner Trustee shall furnish to the Registered Owners, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION 6.6. Representations and Warranties of Owner Trustee. The Owner Trustee hereby represents and warrants to the Transferor, for the benefit of the Registered Owners, that:

          (a) It is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. The eligibility requirements set forth in Section 6.13 (a)-(c) are satisfied with respect to it.

          (b) It has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

          (c) The execution, delivery and performance by it of this Agreement
(i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Owner Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Owner Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Owner Trustee, or (iii) shall not violate any Provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Owner Trustee's performance or ability to perform its duties as Owner Trustee under this Agreement or the transactions contemplated in this Agreement.

          (d) The execution, delivery and performance by the Owner Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the corporate trust activities of it.

          (e) This Agreement has been duly executed and delivered by the Owner Trustee and constitutes the legal, valid and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     SECTION 6.7. Reliance; Advice of Counsel.

          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any entity as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the chief executive officer, or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Owner Trustee with reasonable care; and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons.

     SECTION 6.8. Owner Trustee May Own Beneficial Interests and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of beneficial interests in the Trust or Notes and may deal with the Transferor, the Administrator, the Indenture Trustee and the Servicer in transactions in the same manner as it would have if it were not the Owner Trustee.

     SECTION 6.9. Compensation and Indemnity. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Transferor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Servicer shall indemnify the Owner Trustee and its successors, assigns, agents and servants in accordance with the provisions of Section 8.01 of the Pooling and Servicing Agreement. The compensation and indemnities described in this Section 6.9 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. Any amounts paid to the Owner Trustee pursuant to this Article VI shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

     SECTION 6.10. Replacement of Owner Trustee.

          (a) The Owner Trustee may give notice of its intent to resign and be discharged from the trusts hereby created by written notice thereof to the Administrator; provided that no such resignation shall become effective, and the Owner Trustee shall not resign, prior to the time set forth in Section 6.10(c). The Administrator may appoint a successor Owner Trustee by delivering a written instrument, in duplicate, to the resigning Owner Trustee and the successor Owner Trustee. If no successor Owner Trustee shall have been appointed and have accepted appointment within thirty (30) days after the giving of such notice, the resigning Owner Trustee giving such notice may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee. The Administrator shall remove the Owner Trustee if:

          (i) the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 6.13 and shall fail to resign after written request therefor by the Administrator;

          (ii) the Owner Trustee shall be adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer shall be appointed or take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

          (iv) the Owner Trustee shall otherwise be incapable of acting.

          (b) If the Owner Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of Owner Trustee for any reason, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee) and shall pay all fees owed to the outgoing Owner Trustee.

          (c) Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective and no such resignation shall be deemed to have occurred until a written acceptance of appointment is delivered by the successor Owner Trustee to the outgoing Owner Trustee and the Administrator, all fees and expenses due to the outgoing Owner Trustee are paid and such successor Owner Trustee is reasonably acceptable to the Control Party. Any successor Owner Trustee appointed pursuant to this Section 6.10 shall be eligible to act in such capacity in accordance with Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

          (d) The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement. The Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

          (e) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 6.10, the Administrator shall mail notice of the successor of such Owner Trustee to all Registered Owners, the Indenture Trustee, the Control Party, the Noteholders and the Rating Agencies.

     SECTION 6.11. Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, however, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION 6.12. Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.10.

          (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement (unless such other trustee acts or fails to act at the direction of such first trustee); and

          (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

          (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.13. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times: (a) be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (b) be authorized to exercise corporate trust powers; (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities;
(d) have a long-term unsecured debt rating of at least Baa2 by Moody's Investors Service or be otherwise satisfactory to Moody's Investors Service; and (e) have a long-term unsecured debt rating of at least BBB by Standard & Poor's or be otherwise satisfactory to Standard & Poor's. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 6.10.

                                   ARTICLE VII
                         TERMINATION OF TRUST AGREEMENT

     SECTION 7.1. Termination of Trust Agreement.

          (a) This Agreement (other than Section 6.9) and the Trust shall terminate and be of no further force or effect on the final distribution by the Owner Trustee of all monies or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Pooling and Servicing Agreement (including the exercise by the Servicer of its option to purchase the Loans pursuant to Section 10.01 of the Pooling and Servicing Agreement) and
Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Registered Owner or the Owner Trustee shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Registered Owner's or Owner Trustee's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Except as provided in Section 7.1(a), neither the Transferor nor any Registered Owner shall be entitled to revoke or terminate the Trust or this Agreement.

          (c) Notice of any termination of the Trust specifying the Distribution Date upon which the Paying Agent shall be responsible for payment of the final distribution to the Registered Owners, shall be given by the Paying Agent by letter to Registered Owners mailed within five (5) Business Days of receipt of notice of termination of the Pooling and Servicing Agreement from the Servicer given pursuant to Section 10.02 of the Pooling and Servicing Agreement, stating:
(i) the Distribution Date upon or with respect to which the final distribution shall be made; (ii) the amount of any such final distribution; and (iii) that the Record Date that would otherwise be applicable to such Distribution Date shall not be applicable. The Paying Agent shall give such notice to the Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Registered Owners. The Paying Agent shall cause to be distributed to Registered Owners amounts distributable on such Distribution Date pursuant to Section 5.1.

          (d) Upon the winding up of the Trust and its termination, the Owner Trustee, upon the written direction of the Registered Owners shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

                                  ARTICLE VIII
                                   AMENDMENTS

     SECTION 8.1. Amendments. This Agreement may also be amended from time to time by the Transferor and the Owner Trustee with the consent of Control Party and the consent of the Registered Owners evidencing not less than a majority of the beneficial interests in the Trust as of the close of business on the preceding Distribution Date (which consent, whether given pursuant to this Section 8.2 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on the Control Party, all future Registered Owners and any holders of such Notes and of any Notes issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Control Party, the Noteholders or the Registered Owners; provided, however, that no such amendment may be made to this Agreement which would be prohibited under the proviso of Section
9.2 of the Indenture if such amendment were to be made to the Indenture unless the consent that would have been required therein, if such amendment were to be made to the Indenture, shall have been obtained.

     SECTION 8.2. Form of Amendments.

          (a) Promptly after the execution of any amendment, supplement or consent pursuant to Section 8.l. or 8.2, the Person who sought such amendment, supplement or consent shall furnish written notification of the substance of such amendment or consent to each Registered Owner, the Control Party and the Indenture Trustee.

          (b) It shall not be necessary for the consent of Registered Owner pursuant to Section 8.2 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Registered Owner provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Control Party and Registered Owners shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (c) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

          (d) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Officer's Certificate stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1. No Legal Title to Owner Trust Estate. The Registered Owners shall not have legal title to any part of the Owner Trust Estate. The Registered Owners shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and
VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the Registered Owners to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 9.2. Limitations on Rights of Others. Except for Section 9.12 and as otherwise provided herein, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Transferor, the Registered Owners, the Administrator and, to the extent expressly provided herein, the Control Party, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. This

Agreement shall also inure to the benefit of the Control Party. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Control Party shall be for the benefit of and run directly to the Control Party, and the Control Party shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Control Party may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trust.

     The Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Owner Trustee shall be read into this Agreement or the other Basic Documents against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Control Party, and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than as a result of the gross negligence or willful misconduct of the Owner Trustee in the performance of its express obligations under this Agreement.

     SECTION 9.3. Notices. All demands, notices and communications upon or to the Transferor, the Servicer, the Administrator, the Indenture Trustee, the Owner Trustee, the Control Party, the Rating Agencies or any Registered Owner under this Agreement shall be delivered as specified in Appendix B to the Pooling and Servicing Agreement.

     SECTION 9.4. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the rights of the Registered Owners.

     SECTION 9.5. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts (and by different parties on separate counterparts), each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 9.6. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor, the Owner Trustee and each Registered Owner and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Registered Owner shall bind the successors and assigns of such Registered Owner.

     SECTION 9.7. No Petition Covenant. Notwithstanding any prior termination of this Agreement, the Trust (or the Owner Trustee on behalf of the Trust), and each Registered Owner, by accepting a beneficial interest herein, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this Agreement acquiesce, petition or otherwise invoke or cause the Transferor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the

Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Transferor.

     SECTION 9.8. No Recourse. Each Registered Owner, by accepting a beneficial interest herein, acknowledges that such Person's beneficial interest herein represents a beneficial interests in the Trust only and does not represent interests in or obligations of the Transferor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse, either directly or indirectly, may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement or the Basic Documents. Except as expressly provided in the Basic Documents, neither the Transferor, the Servicer nor the Owner Trustee in their respective individual capacities, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the distribution of any amount with respect to the beneficial interests herein, or the Owner Trustee's performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Agreement, it being expressly understood that said covenants and obligations have been made by the Owner Trustee solely in its capacity as the Owner Trustee. Each Registered Owner by the acceptance of a beneficial interest herein shall agree that, except as expressly provided in the Basic Documents, in the case of nonpayment of any amounts with respect to the beneficial interests herein, it shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom.

     SECTION 9.9. Headings. The headings of the various Articles and Sections herein are for purposes of reference only and shall not affect the meaning or interpretation of any provision hereof.

     SECTION 9.10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 9.11. Transfer Restrictions. The beneficial interests herein may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting a beneficial interest herein, the Registered Owner shall be deemed to have represented and warranted that it is not a Benefit Plan.

     SECTION 9.12. Administrator. The Administrator is authorized to execute on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Basic Documents. Upon request, the Owner Trustee shall execute and deliver to the Administrator a power of attorney appointing the Administrator, its agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                          WILMINGTON TRUST COMPANY
                                            as Owner Trustee


                                          By:   /s/ W. Chris Sponenberg
                                              ----------------------------------
                                              Name:  W. Chris Sponenberg
                                              Title: Vice President


                                          ALLIANCE LAUNDRY EQUIPMENT
                                          RECEIVABLES 2002 LLC, as Transferor


                                          By:   /s/ Todd M. Rice
                                              ----------------------------------
                                              Name:  Todd M. Rice
                                              Title: Vice President

Acknowledged and Accepted:

ALLIANCE LAUNDRY SYSTEMS LLC
 as Servicer and Administrator


By:   /s/ Scott L. Spiller
    ----------------------------------
    Name:  Scott L. Spiller
    Title: VP, Law and Human Resources
           & Secretary

                                                                       EXHIBIT A

                             CERTIFICATE OF TRUST OF

               ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A

     This Certificate of Trust of Alliance Laundry Equipment Receivables Trust 2002-A (the "Trust"), is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Statute Act (12 Del. C. (S) 3801 et sue.) (the "Act").

     1. Name. The name of the statutory trust formed by this Certificate of Trust is Alliance Laundry Equipment Receivables Trust 2002-A.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is WILMINGTON TRUST COMPANY, 110 North Market, Wilmington, Delaware 119890, Attention: Corporate Trustee Administration.

     3. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                          WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          trustee of the Trust.


                                          By:
                                             ----------------------------------
                                              Name:
                                              Title:

                                        -1-